                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10K for the fiscal year ended September 30, 2001 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                  SIGNATURE                                  TITLE                       DATE
                  ---------                                  -----                       ----
             /s/ MATTHEW NEVILLE               Chairman of the Board President     December 11, 2001
---------------------------------------------  and Chief Executive Officer
               Matthew Neville

            /s/ KENNETT F. BURNES              Director                            December 11, 2001
---------------------------------------------
              Kennett F. Burnes

           /s/ JUAN ENRIQUEZ-CABOT             Director                            December 11, 2001
---------------------------------------------
             Juan Enriquez-Cabot

           /s/ JOHN P. FRAZEE, JR.             Director                            December 11, 2001
---------------------------------------------
             John P. Frazee, Jr.

           /s/ WILLIAM P. NOGLOWS              Director                            December 11, 2001
---------------------------------------------
             William P. Noglows

            /s/ RONALD L. SKATES               Director                            December 11, 2001
---------------------------------------------
              Ronald L. Skates

           /s/ STEVEN V. WILKINSON             Director                            December 11, 2001
---------------------------------------------
             Steven V. Wilkinson

                                        65